SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2007

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

(Registrant’s telephone number, including area code)

213-613-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 11, 2007, Thomas Properties Group, Inc., announced that it plans to publicly offer 7,000,000 shares of its common stock pursuant to a effective registration statement previously filed with the Securities and Exchange Commission. The Company also intends to grant the underwriters of the offering an option to purchase up to an additional 1,050,000 shares of common stock. UBS Investment Bank, Banc of America Securities LLC and Friedman, Billings, Ramsey & Co., Inc. will be joint book running managers.

The press release announcing the public offering is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
99.1 —	Press Release of Thomas Properties Group, Inc. dated April 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing Chief Financial Officer

April 11, 2007